Exhibit 10.2

VARIATION AGREEMENT

THIS VARIATION AGREEMENT is made the 17th day of February 2020 (“Commencement Date”)

Between:

(1)	La Fosse Associates Limited (Company No: 6729790) a company incorporated in England and Wales whose registered office is 30 City Road, London, EC1Y 2AB (the "Company"); and

(2)	Adaptimmune LLC a Delaware company with principal address at 351 Rouse Boulevard, Philadelphia, PA19112 (the "Client").

Background:

A.	This Variation Agreement amends the client agreement dated 30 September 2019 between the Company and the Client (“the Client Agreement”) from the Commencement Date. Save as amended herein, the Client Agreement remains in full force and effect.

1.	INTERPRETATION

In this Variation Agreement, all defined words and expressions shall have the same meaning as in the Client Agreement unless otherwise stated.

2.	AMENDMENT TO ASSIGNMENT SCHEDULE

2.1	As from the Commencement Date, the definition of the “End Date” as provided in Section 1 of the Assignment Schedule shall be amended as follows:

““End Date” means 9 April 2020 or such other date as the Company and the Supplier/Consultant may agree in writing.”

2.2	As from 1 April 2020, the Services in the Assignment Schedule and as set out in Section 1 of the Assignment Schedule shall be superseded and replaced with the following consultancy services:

““Services" means consultancy services defined by the following responsibilities:

•	Work with the Chief Financial Officer to provide a comprehensive handover of the Interim CFO responsibilities as defined by the following responsibilities:

o	Work with the Chief Executive Officer and Executive Team to define and execute the financing strategy for the Client

o	Act as a key spokesperson for the Client with the investment community

o	Lead the preparation, review and filing of the financial statements (10Q and 10K) and other associated SEC filings

o	Lead and manage the finance team ensuring maintenance of an appropriate control environment for SOX compliance and control over the capital deployment of the Client

o	Lead the budget/financial plan preparation, review and approval by the Board

o	Lead interactions with the Audit Committee, external auditors and SOX program support specialists.”

3.	TERM OF VARIATION AGREEMENT

This Variation Agreement shall be effective from the Commencement Date.

Signed by Katherine Miller	/s/ Katherine Miller
on behalf of La Fosse Associates Limited	Director

Signed by Helen Tayton-Martin	/s/ Helen Tayton-Martin
on behalf of Adaptimmune LLC	President and Secretary